Evercore ISI – Utility CEO Conference

PALM BEACH, FL – JANUARY 8-9, 2015

PSEG

We make things work for you.

We have the energy to make things better … for you, for our investors and for our stakeholders. Exhibit 99

Forward-Looking Statement
Certain of the matters discussed in this report about our and our subsidiaries' future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management's beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-
Q and Form 8-K and available on our website: http://www.pseg.com. These factors include, but are not limited to:
•
adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
•
adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, capacity market design, transmission planning and cost allocation rules, including how transmission projects are planned and who is permitted to build transmission in the future, and reliability standards,
•
any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
•
changes in federal and state environmental regulations and enforcement that could increase our costs or limit our operations,
•
changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
•
actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
•
any inability to manage our energy obligations, available supply and risks,
•
adverse outcomes of any legal, regulatory or other proceeding, settlement, investigation or claim applicable to us and/or the energy industry,
•
any deterioration in our credit quality or the credit quality of our counterparties,
•
availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
•
changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
•
delays in receipt of necessary permits and approvals for our construction and development activities,
•
delays or unforeseen cost escalations in our construction and development activities,
•
any inability to achieve, or continue to sustain, our expected levels of operating performance,
•
any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to obtain sufficient insurance coverage or recover proceeds of insurance with respect to such events,
•
acts of terrorism, cybersecurity attacks or intrusions that could adversely impact our businesses,
•
increases in competition in energy supply markets as well as competition for certain transmission projects,
•
any inability to realize anticipated tax benefits or retain tax credits,
•
challenges associated with recruitment and/or retention of a qualified workforce,
•
adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements,
•
changes in technology, such as distributed generation and micro grids, and greater reliance on these technologies, and
•
changes in customer behaviors, including increases in energy efficiency, net-metering and demand response.
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.
The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended.

GAAP Disclaimer
These materials and other financial releases can be found on the pseg.com website under the investor tab, or at http://investor.pseg.com/
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from
Net Income because it excludes gains or losses associated with Nuclear
Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with
GAAP. PSEG believes that the non-GAAP financial measure of Operating
Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information.
The last slides in this presentation include a list of items excluded from Net
Income to reconcile to Operating Earnings, with a reference to those slides included on each of the slides where the non-GAAP information appears.

PSEG OVERVIEW VICE PRESIDENT INVESTOR RELATIONS Kathleen Lally EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER Caroline Dorsa CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER Ralph Izzo

DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

PSEG

PSEG’s Strategy –
delivering results
Our businesses’ focus on cost-
effective, reliable operations yields
strong cash flow
We are funding growth-oriented
investments aligned with customer
needs and state energy policies
We are enhancing the competitiveness
of our environmentally well-positioned
generation business
The results of our financial strategy
support a credit profile capable of
meeting our corporate objectives
and providing sustained dividend
growth for our shareholders

Two complementary businesses
Strong asset platform, performing well and positioned for the future
ASSETS AND OPERATING EARNINGS ARE FOR THE YEAR ENDED 12/31/2013.
PSE&G AND POWER DO NOT ADD TO TOTAL DUE TO PARENT, PSEG LONG ISLAND AND ENERGY HOLDINGS ACTIVITY.
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE
TO OPERATING EARNINGS.
.
Strategy: Fuel diverse fleet is geographically
and environmentally well positioned, with
investments to enhance competitiveness
Value Proposition: Provides substantial
free cash flow in current environment
and poised for price recovery
Assets $12B
Operating Earnings $710M
Regional Competitive Generation
Strategy: Positioned to meet customers’
needs as we respond to state and federal
energy policy and economic growth objectives
Value Proposition: An $11.3 billion
infrastructure program – focused on
transmission – that is expected to produce
double-digit rate base growth through 2016
Assets  $20B
Operating Earnings $612M
Electric & Gas Delivery
and Transmission
2013 2013

Delivering on commitments and pursuing
opportunities for growth
Operational
Excellence
•
Power:  Record 2013 output at Linden CCGT and Salem 2;
nuclear capacity factor greater than 90% for 9   straight year
•
PSE&G:  Mid-Atlantic Reliability Award (12   consecutive year)
•
PSEG Long Island:  Went “live” on January 1, 2014
•
PSEG:  Cost-control benefits continue
Financial
Strength
•
Strong cash flows supported credit rating increases
•
Pension fully funded
•
Dividend increased
Disciplined
Investment
•
PSE&G
Transmission capital program execution and growth
Energy Strong infrastructure program underway
Solar 4 All Extension and Solar Loan III programs
•
Power:  Investments to enhance the fleet’s competitiveness –
130 MW Nuclear uprate, 150 MW CCGT uprate and efficiency improvement th
th

Operating Earnings Mix
Long term investment program has driven increased earnings
contribution from stable, regulated business
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/
NET INCOME TO RECONCILE TO OPERATING EARNINGS; DISCONTINUED OPERATIONS REFLECT
TEXAS. E=ESTIMATE ** 2014 PERCENTS USE MIDPOINT OF EARNINGS GUIDANCE.
Power’s diverse fuel mix
and dispatch flexibility
continues to generate
earnings and free cash flow
PSE&G’s investment in
transmission has
diversified its asset base
and, coupled with other
investments
and cost controls,
supported compound
annual earnings growth of
~18% over  2009 – 2013
Operating Earnings* Contribution by Subsidiary (%)
PSE&G
Power
Other
$2.44 $2.58
$2.60 -
$2.75E
$3.12 $2.74 $3.09

$4.1
$1.0
$0.8
$3.3
$1.2
$0.1
$0.8
Distribution
Transmission
Power Growth
Other

$0.3
$6.8
$1.2
$2.9
$1.0
$0.2
$0.2
$0.4
Solar and EE
Power Maintenance Capex
Power Env.
Energy Strong

PSEG

Maintaining a robust capital program
focused on growth
PSEG 2014 - 2018E Capital Spending
$13.1 Billion
PSEG 2009 - 2013 Capital Spending
$11.3 Billion
NOTE: POWER 2009–2013 ACTUALS ARE RESTATED TO INCLUDE SOLAR CAPITAL SPEND.
POWER CAPITAL SPENDING EXCLUDES NUCLEAR FUEL. E=ESTIMATE.
DATA AS OF MARCH 31, 2014.
Power
$1.6B
PSE&G
$11.3B
Power
$2.8B
PSE&G
$8.4B

$2,500
$2,000
$1,500
$1,000
$500
$0
($ Millions)
$761
$855
$1,257
$1,302
$1,770
$2,175
$620
$729
$958
$1,138
$1,443
$1,749
3 YR AVG
3 YR AVG
3 YR AVG
3 YR AVG
3 YR AVG
3 YR AVG
2008
2009
2010
2011
2012
2013

PSEG

PSEG’s business profile has been transformed
through significant growth in utility capital spending, and we have consistently identified attractive opportunities for additional investment
3 YEAR AVERAGE PSE&G CAPITAL
SPENDING GREW AT A RATE OF
23% PER YEAR FROM 2008 - 2013
AVERAGE PSE&G CAPITAL SPENDING
FOR THE 3-YEAR PERIOD
ENDING IN BASE YEAR.
PSE&G TOTAL CAPITAL SPENDING
IN BASE YEAR.

•
Energy Strong Agreement reached with all parties
Agreement recognizes the benefits of system investments that prevent or shorten outages
Supports $1.22 billion capital program over several years on reasonable terms:
$1 billion recovered through accelerated, rate recovery mechanism
- $820 million Electric
- $400 million Gas
Allows PSE&G to earn a 9.75% ROE on the $1 billion recovered on accelerated basis
Requires PSE&G to file a base rate case by November 2017
Approved by the NJBPU in May 2014
•
Over 100 New Jersey municipalities supported Energy Strong
•
Energy Strong agreement clears path for PSE&G to begin the initial phase of this robust capital program
Energy Strong Agreement
recognizes
benefits of system investments

PSEG Power –
Value-advantaged through asset diversity,
fuel flexibility, location and installed environmental controls
2013 PERIOD * INCLUDES NEW JERSEY COAL UNITS THAT FUEL SWITCH TO GAS.
Fuel Diversity
Total MW: 13,450
Energy Produced
Total GWh: 54,264
Energy Market Served
Total MW: 13,450
Load Following
Peaking
Base load
Gas
Pumped
Storage
Nuclear
Oil
Coal*
Solar

PSEG – Year to Date 2014 Highlights
Operating Earnings YTD up 9% to $2.27 per share from $2.09 for YTD 2013
PSE&G on track to record double-digit growth in earnings on expanded capital investment program
PSEG Power expected to earn at upper level of expectations for the full year
Narrowed 2014 full–year, operating earnings guidance to $2.60-$2.75 per share, from $2.55-$2.75 per share prior
Executing on our capital program
Replacement of PSE&G’s gas cast-iron pipe underway as part of $1.22 billion
Energy Strong capital program
Major transmission projects under $6.8 billion capital program are on-time and on-budget
Market developments
PJM proposed changes to its Reliability Price Mechanism, Demand Curve Adjustment
and pending Demand Response (DR) issues supportive of price formation

SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING
OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.       E = ESTIMATE.
$2.44
$2.58
$2.60 - $2.75E
2014 operating earnings guidance narrowed; forecast full-year at upper end of range, assuming normal weather and unit operations for rest of year
PSEG – 2014 Another Year of Growth

Balance Sheet Strength
2009 – 2013: Reduced risk profile and transformed
business mix
•
Invested $8.4 billion in PSE&G
•
Improved credit ratings
•
Monetized and de-risked Holdings’ portfolio
2014 – Forward: Strong cash flows and increasingly
regulated business mix fully support:
•
PSE&G’s $11.3 billion approved investment program through 2018
•
Opportunity for consistent and sustainable dividend growth
•
Additional investment capacity to deploy in opportunities beyond those in the current capital plan
•
No need to issue equity

Investment opportunities exceeding $1 billion
Focused on providing our customers with access to low-cost gas and cost-effective technologies that reduce emissions
as they also improve system reliability
Potential Investment Description Amount
($ Millions)
Bridgeport Harbor Station New 450 MW CCGT Unit $500 -- $700
PSEG -- Long Island Utility 2.0 Energy Efficiency Filing $200 -- $345
Artificial Island FERC 1000 Project* $250 -- $300
PennEast Pipeline Equity Interest $100 -- $120
PSE&G Energy Efficiency Program Extension $100 -- $100
Total $1,150-$1,565
*Artificial Island Project includes amount for related compensator which has been assigned to PSE&G.
INFORMATION AS OF NOVEMBER 11, 2014.

PSEG Annual Dividend –
A long history of growth
and returning cash to shareholders with a financial position that provides opportunity for consistent and sustained growth
Payout Ratio 70% 63% 66% 43% 44% 43% 44% 50% 58% 56%
55%*
PSEG Annual Dividend Rate
*2014E PAYOUT RATIO REFLECTS THE MIDPOINT OF OPERATING EARNINGS GUIDANCE.  E=ESTIMATE
10-YEAR COMPOUND ANNUAL
RATE OF GROWTH 3.0%

Value Proposition
PSEG is positioned to expand its investment in PSE&G
projects that provide reasonable, risk-adjusted returns,
in ways that meet customer needs and state goals,
given strong cash flow of Power and growing cash
contribution from PSE&G.
PSEG will maintain a strong financial profile that
provides the opportunity to achieve our growth
objectives and maintains our track record of returning
cash to shareholders.

PSE&G

DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

PSEG

20 PSE&G strategy Building a sustainable platform that balances reliability, customer rates and public policy to ensure growth at reasonable returns

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSEG

PSE&G
is the largest electric and gas distribution and
transmission utility company in New Jersey
* WEATHER NORMALIZED - ESTIMATED ANNUAL GROWTH PER YEAR OVER FORECAST PERIOD.
** SPECIFIC PROJECTS APPROVED FOR INCENTIVE RATE TREATMENT WITH ADDITIONAL ROE.
Electric Gas
Customers
Growth (2009 – 2013)
2.2 Million
0.6%
1.8 Million
0.6%
Electric Sales and Gas Sold and Transported 41,286 GWh
3,813M
Therms
Projected Annual Load Growth (2014 – 2016) 0.6%* 0.5%*
Projected Annual Load Growth
Transmission (2014 – 2016)
1.1%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%
Transmission Electric Gas
Approved Rate of Return
11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
Approved Programs
2009-2013
Total
Program Plan
Solar Loan Capacity
79 MW 178.5 MW
Solar 4 All  Capacity
79 MW 125 MW
Energy Efficiency Annual Electric savings 182  GWh 204 GWh
Energy Efficiency Annual Gas savings 5M Therms 6M Therms

ReliabilityOne™
Outstanding Reliability Performance
Public Service Electric & Gas Company
Mid-Atlantic Region
2013
ReliabilityOne™
Outstanding Response to a Major Outage Event
Public Service Electric & Gas Company
2013

PSEG

22 12 time Mid-Atlantic ReliabilityOne award winner and Outstanding Response to a Major Event

PSE&G’s operating earnings grew ~18%
per year over the 5-year period with increased investment,
cost control and supportive rate mechanisms
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.
PSE&G Operating Earnings* Per Share

$10.4B
$7.3B
1%
15%
84%
6%
36%
58%
Solar & Energy Efficiency
Transmission
Distribution
2009
2013

PSEG

Growth in rate base is driven by investments with
constructive recovery mechanisms
PSE&G Rate Base
PSE&G’s
rate base
has grown
~9%
annualized
with investment
focused on
meeting
customers’
requirements

Successfully worked with regulators
to develop multiple solutions for New Jersey’s energy and
economic development goals
• Solar Loan I – 2008
• Solar Loan II – 2009
• Solar 4 All – 2009
• Solar Loan III – 2013
• Solar 4 All Ext – 2013
RENEWABLES
creative solutions to install
solar generation:
$0.7B
• Carbon Abatement – 2008
• Energy Efficiency – 2009
• Demand Response – 2009
• Energy Efficiency Ext – 2011
ENERGY EFFICIENCY
assisting customers with
controlling energy usage:
$0.3B
• NJ Capital Infrastructure
Program 1 (CIP 1) – 2009
• NJ Capital Infrastructure
Program 2 (CIP 2) – 2011
• Energy Strong – 2014
DISTRIBUTION
improving electric and gas
delivery infrastructure:
$1.0B
NOTE: SPENDING THROUGH 2013 UNLESS INDICATED OTHERWISE

A 60% increase to $11.3 billion, in our
5-year investment program, including Energy Strong
PSE&G’s Capital Expenditures
2013-2017E
$7.0 Billion
2014-2018E
$11.3 Billion
E = ESTIMATE.   DATA AS OF MARCH 31, 2014.

Energy Strong Agreement supports customers’
needs in the aftermath of Superstorm Sandy
•
Settled with NJBPU Staff and all other parties in May 2014
for $1.22 billion; approved by the NJBPU in May 2014
•
Program addresses system resiliency and hardening by:
$620 million to raise, relocate or protect 29 switching and substations that were damaged by water in recent storms
$350 million to replace and modernize 250 miles of low-pressure, cast iron gas mains in or near flood areas
$100 million to create redundancy in the electric system, reducing outages when damage occurs
$100 million to deploy smart grid technologies to better monitor system operations to increase our ability to more swiftly deploy repair teams
$50 million to protect five natural gas metering stations and a liquefied natural gas station affected by Sandy or located in flood zones

Over 70%
of PSE&G’s $11.3 billion investment program
will be recovered through contemporaneous mechanisms
Clause Recovery Mechanisms
Energy Strong / Solar / Energy Efficiency
FERC Formula Rates
Transmission
Traditional Recovery Mechanisms
Distribution Base Rates
E = ESTIMATE.   DATA AS OF MARCH 31, 2014.
2014-2018E PSE&G Capital Spending by Recovery Method
$11.3 Billion

The Energy Strong impact to customer bills is
expected to be fully offset
OUT-YEAR BGS/BGSS, SBC, AND DISTRIBUTION RATES HELD CONSTANT AT CURRENT 2014 RATES.
RATES RELATED TO ELECTRIC RESTRUCTURING: SECURITIZATION (STC), NON-UTILITY GENERATION CHARGE (NGC), & TRANSITIONAL
ENERGY FACILITIES ASSESSMENT (TEFA), ARE REDUCED TO ZERO BY 2017. THE RGGI RECOVERY CHARGE (RRC), SOLAR PILOT
RECOVERY CHARGE (SPRC), AND CAPITAL ECONOMIC STIMULUS INFRASTRUCTURE INVESTMENT PROGRAM EXTENSION (CIP II) BILL IMPACTS ARE INCLUDED IN THEIR RESPECTIVE GAS AND ELECTRIC BARS AND FORECASTED IN OUT-
YEARS BASED UPON LATEST ESTIMATE. ENERGY STRONG BILL IMPACTS ARE BASED UPON SETTLEMENT.
PSE&G’s Typical Average Residential Bill
Consumer
Price Index

PSE&G TRANSMISSION

1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
($ Millions)
2009
2010
2011
2012
2013
Burlington-Camden
Mickleton-Gloucester-Camden
North Central Reliability
Northeast Grid
Susquehanna-Roseland
Remaining Transmission

31 Transmission represented ~36% of rate base at YE 2013 up from ~15% at YE 2009 Transmission has delivered, and has grown to represent ~36% of rate base PSE&G’s Transmission Capital Expenditures

PSE&G’s existing major transmission
investment program remains on schedule and on budget
Major Transmission Projects
Project Roster
Approved
ROE
Inclusion
of CWIP in
Rate Base
100%
Recovery
of Costs
Due to
Abandonment
Project
Estimate
Up To
($ Millions)
Expected
In-service
Date
Susquehanna-Roseland 12.93% $790
June 2014 /
June 2015
Northeast Grid Reliability 11.93% $907
Jun-Dec
2015
North Central Reliability 11.68% $390 Completed
Burlington–Camden 230kV 11.68% $399 Completed
Mickleton–Gloucester–Camden 230kV 11.68% $435 June 2015
Bergen—Linden Corridor 345kV 11.68% $1,200 June 2018

Susquehanna-Roseland
consists of constructing
150 miles of 500kV circuit (46 miles in NJ) with two new 500kV
GIS switching stations at Roseland and Hopatcong
Project
Estimate
Up To*
Through
Year-end 2013
Expected
In-service Date
$790M $661M
Phase 1 – Completed
Phase 2 – June 2015
•
PJM RTEP project b0489
•
ROE of 12.93% (including 1.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Improves reliability and reduces congestion
*PROJECT IS SHARED WITH PPL. PROJECT ESTIMATE REPRESENTS PSE&G’S CONSTRUCTION RESPONSIBILITY FOR THE NJ PORTION.
Project Status:  The eastern part of line from Hopatcong to
Roseland, NJ in service April 2014; NJ construction planned to be completed in Q3 2014.  PA portion outside plant construction in progress.  Western portion in NJ and the PA portion is planned to go in service June 2015.

Northeast Grid Reliability
consists of
upgrading approximately 50 overhead circuit miles of 138kV
transmission line to 230kV, constructing ~18 miles of new
underground 230kV lines, and converting/upgrading 12
existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$907M $228M Jun - Dec 2015
•
PJM RTEP project b1304
•
ROE of 11.93% (including 0.25% incentive)
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
•
Project estimate has increased ~$12M associated with hardening related scope changes as a result of Superstorm Sandy
Customer Benefit: Improves reliability and increases transfer capability
Project Status: Nearing completion of engineering/design and licensing/permitting phase.  Outside and inside plant construction are in progress

North Central Reliability consists of upgrading
55 circuit miles of 138kV transmission line to 230kV, and
converting six existing stations to 230kV operation
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$390M $349M
Completed
•
PJM RTEP project b1154
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Project Status: In service April 2014
Customer Benefit: Improves power quality and increases transfer capability

Burlington-Camden 230kV
consists of
upgrading 37 circuit miles (30 miles of overhead and 7 miles of underground) of 138kV transmission line to 230kV, converting the existing stations to 230kV operation
Project
Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$399M $301M Completed
•
PJM RTEP project b1156
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to
abandonment
Project Status: In service April 2014
Customer Benefit: Addresses voltage reliability and
increases transfer capability

Mickleton-Gloucester-Camden 230kV
consists of upgrading 10 circuit miles of overhead transmission, installing ~16 circuit miles of new 230kV underground, 10
circuit miles of new 230kV overhead, and
modifications/upgrades at five existing stations
Project Estimate
Up To
Through Year-end
2013
Expected
In-service Date
$435M $122M June 2015
•
PJM RTEP project b1398
•
ROE of 11.68%
•
100% CWIP in rate base during development
•
100% recovery of prudently incurred costs due to abandonment
Customer Benefit: Addresses thermal reliability and increases transfer capability
Project Status: Major permitting & siting complete, outside and inside plant construction in progress

Bergen-Linden Corridor
is a recently approved
project which will provide a double-circuit 345kV line to
maintain reliability
Project Estimate
Up To
Through Year-end
2013
Expected
Completion Date
$1,200M - June 2018
•
PJM RTEP project b2436
•
30 miles of underground cable
•
New ~ 23 miles
•
Reconductor (Upgrade of 138 to 345) ~7 miles
•
13 miles of double circuit overhead conductor (replacing
double circuit 138 with double circuit 345)
•
11 station upgrades to 345kV
Customer Benefit: Addresses thermal and short-circuit
reliability
Project Status: Engineering

Planned transmission spend of $6.8 billion
is driven by PJM reliability projects, 69kV conversions and
life-cycle replacement projects
PSE&G’s Transmission Capital Expenditures
E= ESTIMATE.    DATA AS OF MARCH 31, 2014.

PSE&G’s processes and culture
are the
foundation for project execution success
Diverse, well-rounded team
Culture with a focus for on-time, on-scope and on-budget
execution
Successful recruitment, development and retention
strategies
Strong unions and supplier relationships
Cradle to grave project execution organization
Processes designed to be scalable, repeatable and
improvable
Emphasis on best practices and lessons learned
sharing
Improvements driven by performance metric
management
Collaborative relationship with regulatory agencies
Innovative design and construction practices to minimize
environmental impacts
Robust environmental compliance system

PSE&G’s
demonstrated
ability
to
successfully
execute large
projects leaves us
well positioned to
pursue new
opportunities
Future RTEP as
identified by PJM
Near-term participation
in RTO competitive
open planning windows
PJM
MISO
NYISO
Participating in
competitive solicitations
under FERC 1000 --
Artificial Island
recommendation

PSE&G’s 2014 operating earnings
to benefit from increased investment in transmission and
on-going cost control
*SEE SLIDE A FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO
OPERATING EARNINGS.  E =ESTIMATE.  DATA AS OF MARCH 31, 2014.
PSE&G Operating Earnings*
($ Millions)

PSEG LONG ISLAND

PSEG was selected to operate Long Island Power
Authority’s (LIPA) electric transmission and distribution system for 12 years starting in 2014
Pursuant to the Operating Services Agreement (OSA), all expenses and capital costs to operate the system are pre-funded by LIPA and passed through to their customers
Compensation consists of a fixed fee and an incentive fee
Fixed compensation fee for 2014 with scheduled increases in 2015 and 2016
Starting in 2015 PSEG Energy Resources and Trading (ER&T) begins managing fuel/energy contracts
PSEG Long Island expected to contribute $0.03 to operating earnings in 2014 increasing to $0.07 per share in 2016 including contribution at ER&T
Potential for an 8-year extension of the OSA

PSEG Long Island commenced operations
on January 1, 2014
Key elements of Operating Services Agreement
Increased PSEG
scope and control
Performance metrics
NY Department of
Public Service
oversight
Utility 2.0 –
Expanded program
filed ~$345 million
Use of PSEG brand
as PSEG Long Island
3-Year rate freeze
(2013-2015)
Early performance
Successful transition
to PSEG Long Island
Improved
stakeholder
communications
Achieving reliability
and customer
satisfaction metrics

PSEG POWER

DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

47 PSEG Power strategy Excellence in operating our units safely, reliably, cost- competitively and in an environmentally, responsible manner

PSEG Power creating value by responding to
changing markets and regulations
Safety/Environmental Focus
Fleet Diversity/Efficiency
Focus
Financial/Economic
Focus
Regulatory Focus
• Nuclear units operated at over 90%
capacity factors for the 9 consecutive
year through 2013
• Fleet diversity across the dispatch
curve and fuel types provide flexibility
to meet changing conditions
• Linden CCGT and Salem 2 nuclear unit
achieved record output in 2013
• “Getting the most out of
existing fleet”
• Locational advantage
• O&M control programs
have delivered a CAGR of
1.6% between 2009 and
2014
• Sites offer competitive
advantage for expansion
• Strong regulatory
performance
• Industry leadership in the
changing business
environment
th

Financial
Strength
Disciplined
Investment
Operational
Excellence
• Maximize value of existing generating
plants through implementation of the
Operational Excellence Model (OEM)
• Workforce engagement and development
• Deliver on Business Plan Commitments
• Maintain competitive markets and improve
constituent communication on issues
important to Power
• Successfully complete the Advanced Gas
Path (AGP) uprates
• Seek new opportunities in target markets
(PJM, ISO-NE, NYISO)
• Develop our renewables business (solar)
• Maintain new nuclear option by successfully
managing the Early Site Permit (ESP) process
PSEG Power Delivering on priorities
• OEM implemented and
achieving measures
• Resource sharing program
initiated
• Exceeded earnings guidance
in 2013
• Ongoing effort in key markets
showing success
• Successful court outcome
against subsidized generation
• Accelerated schedule for
AGP to maximize opportunity
• LIPA contract for fuel and generation
dispatch begins January 2015
• New 13 MW Rockfish solar project
announced, established robust
pipeline
• Nuclear ESP is expected in 2015

PSEG Power met 2013 challenges
Storm and
weather challenges
• SuperStorm Sandy
impacted
our generating sites
• Cold and hot weather
extremes created
challenging
operating
environment, but
also presented
opportunities
Market
challenges
• Unit outages and
planned
transmission
outages resulted in
pressure on basis
• Lower gas cost
impacted dark
spread pressuring
coal unit dispatch
• Load impacted by
economy
Value
delivered
• Optimized unit dispatch across fleet
during storm recovery
• Expedited return from storm outages,
restored margin opportunities
• High availability when needed
• Achieved fuel cost savings
• Captured value through coal/gas
switching, unit flexibility
• Coal & oil sales optimized inventory
• Flexibility of portfolio captured real-
time basis opportunities

PSEG Power exceeded 2013’s earnings guidance
$630-$685M
$710M
$535-$600M
Winter/
Summer
Volatility
Lower
Gas
Cost
Basis
Volatility
Spark/
Dark
Spread
Fuel
Flexibility
SOLAR/
KALAELOA
$15M*
GUIDANCE
RANGE
Over $100M of additional
value gained from fleet
flexibility, locational
advantage and market
volatility
Initial
Guidance
Actual
Revised
Guidance
OPERATING EARNINGS FOR PSEG POWER IN 2013; SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET
INCOME TO RECONCILE TO OPERATING EARNINGS.  *ASSETS TRANSFERRED TO POWER AT YEAR-END 2013.

PSEG Power has generating assets
in three competitive markets
• Assets near loads
• Low cost portfolio
• Fuel flexibility with gas
cost advantage
• Poised to benefit from
volatility in real-time
markets
• Fleet will maintain
diversity and efficiency
after HEDD
• Most sites suitable for
expansion
ISO
New
England
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
New York ISO
PJM

Solar
Kalaeloa
Oil
Pumped Storage
HEDD
Other gas
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2013
2017E

Oil, Other gas, HEDD, Pumped storage, Kalaeloa, Solar
Peakers
AGP/PB EPU
CCGT
Coal
Nuclear
2013
2017E

PSEG

PSEG Power will maintain diversity and efficiency after a
realignment of the fleet due to HEDD
•
Maintain fuel diversity
•
Maintain load-serving
capability
•
Maintain low cost
structure
•
Environmental
improvement
•
Peach Bottom (PB)
uprate
•
Advanced Gas Path
(AGP)
•
Kalaeloa and Solar
transfer adds ~200MW
of capacity
Objective
2013 2017
13,450 MW 11,900 MW
Fuel Diversity
Energy Produced
55 - 56 TWh
54 TWh
E=ESTIMATE.

Power’s PJM assets along the dispatch curve reduce
the risk of serving full requirement load contracts and can take advantage of volatile market conditions
Energy Revenue X X X
Capacity Revenue X X X
Ancillary Revenue X X
Dual Fuel X X
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Salem 3
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle
Steam
Combustion Turbine /
Pumped Storage
•
Base Load ensures cash flow certainty
•
Load Following provides ability to serve load shape
•
Peaking takes advantage of real-time prices and
reduces operational risk
•
Dual fuel flexibility for >60% of fleet

PSEG Power Nuclear
is a critical element
of our success
Hope Creek
• Operated by PSEG Nuclear
• PSEG Ownership: 100%
• Technology: Boiling Water
Reactor
• Total Capacity: 1,178 MW
• Owned Capacity:  1,178
MW
• License Expiration: 2046
• Next Refueling
Spring 2015
Salem
Units 1 and 2
• Operated by PSEG Nuclear
• PSEG Ownership:  57%
• Technology: Pressurized Water
Reactor
• Total Capacity: 2,365 MW
• Owned Capacity: 1,358 MW
• License Expiration: 2036
and 2040
• Next Refueling
Unit 1 – Spring 2016
Unit  2 -- Fall 2015
Peach Bottom
Units 2 and 3
• Operated by Exelon
• PSEG Ownership: 50%
• Technology: Boiling Water
Reactor
• Total Capacity: 2,251 MW
• Owned Capacity:
1,125 MW
• License Expiration: 2033
and 2034
• Next Refueling
Unit 2 – Spring 2016
Unit 3 – Fall 2015
• Uprate:  130 MW (PS Share)
Unit 2 - 2015/Unit 3 - 2016

PSEG Power Nuclear is core to the fleet and
has competitive advantages
*STRATEGY KNOWN AS THE “DIVERSE AND FLEXIBLE MITIGATION CAPABILITY” OR FLEX, ADDRESSES
RECOMMENDATIONS OF THE NUCLEAR REGULATORY COMMISSION’S FUKUSHIMA TASK FORCE.
•
Continued strong nuclear operations:
nine consecutive years of >90% capacity
factor through 2013
•
Significant earnings contributor
•
Top quartile of cost performance/MWh
•
One third new staff, recruitment of the
best new and experienced talent, and
attractive training program
•
Fukushima action plan
in response to NRC staff review
FLEX* plan submitted with implementation
starting with Fall outage
•
Peach Bottom extended power
uprate, 130 MW Power’s share,
scheduled in service 2015/2016
•
Active and influential participation at
INPO, NEI, EPRI, USA Alliance

Power’s nuclear fleet is well positioned
with significantly lower-than-average US cost structure
*SOURCE: ELECTRIC UTILITY COST GROUP
** SOURCE: PSEG NUCLEAR
Total Fuel, Capital and O&M Costs*
3 YEAR AVERAGE 2010 - 2012

75%
50%
25%
0%
2008
2009
2010
2011
2012
2013
Coal
Combined Cycle
Peaking

15%
10%
5%
0%
2008
2009
2010
2011
2012
2013

100%
95%
90%
85%
80%
2008
2009
2010
2011
2012
2013

5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012
2013

PSEG Power’s Fossil Fleet Performance
has shown improvement
*LM6000 AND 7EA UNITS
Capacity Factor NJ Coal EFORp
Peaking Start Success*
NJ Combined Cycle EFORp
•
Fossil Capacity Factor rebounded with market
•
Peaking Units maintain high start success
•
Coal EFORp improving
•
CC EFORp less than 1% in 2013
•
Consistent recipient of EFORp payments

Heat Rate
7,800
7,700
7,600
7,500
7,400
7,300
2008
2009
2010
2011
2012
2013
2018E
AGP projected efficiency improvement 2014-2018

PSEG Power
improvements
achieved in
combined cycle
fleet efficiency
Actions Taken to Create Value
• Operational Excellence Model
• Training programs
• Unit testing initiative
• Outage work to restore
efficiency
• Second gas line at BEC
• Heat rate improvement
2008-2013 translates to
meaningful fuel savings
at current market prices
• Advanced Gas Path (AGP)
investments 2014 through
2018 to provide additional
fuel savings
Combined Cycle Operating Heat Rate
*E= ESTIMATE.

Investing to expand CCGT capacity and
improve efficiency
o
Expand Power’s CCGT fleet, one of the
largest gas-fired portfolios in PJM, with
incremental base and peaking MWs
o
Retrofit Bergen, Linden and BEC with
Advanced Gas Path (AGP) components
at cost of ~$120M over 2014 - 2018
AGP Project Benefits
PSEG Power - CCGT Uprate Project
CCGT capacity uprates of ~150 MW:
- Linden (63 MW – Completed)
- Bergen (31 MW – 2015)
- BEC (58 MW – 2017-2018)
Increases Efficiency - Combined Cycle
(CC) heat rate improvement ~ 1.2%
Upgrades technology and extends
maintenance outage cycles

PSEG Power’s fleet is among the lowest
emitting in the industry
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
10,000
20,000
30,000
40,000
50,000
60,000
70,000
2006 2007 2008 2009 2010 2011 2012 2013
Generation SO2 NOx
• Mercury reduced 80% across the timeframe above
• More efficient testing and improved operational flexibility through utilization of Continuous
Emission Monitoring System testing
• Cost control through testing coordination program

$700
$600
$500
$400
$300
$200
$100
$0
($ Millions)
COMPLETION OF
CONEMAUGH SCR/FGD
MODS IN 2015
2009
2010
2011
2012
2013
2014E
2015E
2016E
Growth
Environmental / Regulatory
Maintenance
PSEG

PSEG Power’s capital expenditures for
environmental requirements are essentially complete*
*BASED ON CURRENTLY KNOWN AND QUANTIFIABLE ENVIRONMENTAL REQUIREMENTS.  E=ESTIMATE.
DATA  AS OF MARCH 31, 2014.

PSEG Power is well-positioned for
growth
when market conditions warrant
Available locations Our sites possess infrastructure advantages
• Bergen
• Burlington
• Essex
• Edison
• Kearny
• Hudson
• Linden
• Sewaren
• Bridgeport
Harbor
• Electric Transmission Interconnections
• Access to Gas Pipelines
• Space
• Emissions

Shasta A & B
California (4 MW)
COD March 2014
Polycrystalline - single axis
Investment $13 million
20 year PPAs with PG&E
Hackettstown  (Mars)
New Jersey (2 MW)
COD September 2009
Thin film panels – fixed tilt
Investment $13 million
15 year PPA with Mars, Inc.
Wyandot
Ohio (12 MW)
COD May 2010
Thin film panels – fixed tilt
Investment $45 million
20 year PPA with AEP
JEA
Florida (15 MW)
COD September 2010
Thin film panels – fixed tilt
Investment $59 million
30 year PPA with JEA
Queen Creek
Arizona (25 MW)
COD October 2012
Polycrystalline - single axis
Investment $79 million
20 year PPA with SRP
Milford
Delaware (15 MW)
COD December 2012
Polycrystalline - fixed tilt
Investment $49 million
20 year PPA with DEMEC
Badger I
Arizona (19 MW)
COD November 2013
Polycrystalline - single axis
Investment $50 million
30 year PPA with APS
PSEG Solar Source owns ~123 MW
of solar facilities with long term contracted revenues*
Newman
Texas (13 MW)
COD December 2014
Polycrystalline - single axis
Investment $22 million
30 year PPA with El Paso Elec.
Whitcomb
Vermont (4 MW)
COD October 2014
Polycrystalline - single axis
Investment $10 million
25 year PPA with VT Electric
Power Producers, Inc.
*PROJECT SIZE IN MEGAWATTS SHOWN IN DC (DIRECT CURRENT).  E=ESTIMATE.
In Construction – Rockfish
Maryland (13 MW)
COD - June 2015E
Polycrystalline - single axis
20 year PPA with SMECO

PSEG POWER ER&T

DISCIPLINED INVESTMENT
ENGAGED WORKFORCE
FINANCIAL STRENGTH
OPERATIONAL EXCELLENCE

PSEG

66 Portfolio Management Strategy Optimize value of assets Manage risk vs. reward Directly engage with regulatory agencies

PSEG Power:  Enjoys real and sustainable
advantages in the merchant generation space
Market Review
•
Gas, Power, Spark Spreads
•
Regulatory construct
PSEG’s Competitive Advantage
•
Fuel flexibility
•
Heat Rate diversity
•
Access to Marcellus Shale gas
•
Asset flexibility
PSEG’s Sustainable Advantage
•
Positive cash-flow hedging into the long-term
•
Robust capacity market pricing in most concentrated load pocket in US
•
Long-term access to discounted Marcellus gas

$ /MMbtu
$6
$5
$4
$3
$2
$1
$-
1/1/2011
1/1/2012
1/1/2013
1/1/2014
1/1/2015
1/1/2016
1/1/2017
1/1/2018
Historical
Forward

$ /MWh
$55
$50
$45
$40
$35
$30
$25
$20
2011
2012
2013
2014F
2015F
2016F
2017F
2018F

$ /MWh
$38
$34
$30
$26
$22
$18
$14
$10
2011
2012
2013
2014 F
2015 F
2016 F
2017 F
2018 F

PSEG

Market Review:
Long-term fundamentals remain sound
•
Market influenced by increased gas
supply and capacity retirements
•
Insufficient gas infrastructure
continues to place upward pressure on
fuel prices during seasonal peaks
•
Market liquidity remains weak beyond
2015
NYMEX Natural Gas Price PJM West RTC
PJM West Spark Spreads
F = FORWARDS AS OF DECEMBER 17, 2014; 2014F INCLUDES HISTORY AND FORWARDS.

16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
MW
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18

30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Reserve Margin
6/1/2014
6/1/2015
6/1/2016
6/1/2017
6/1/2018
Demand Response
Energy Efficiency
Solar + Wind
Reserve Requirement
Existing + Expected New Generation

Market Review:
New generation in PJM not
keeping pace with coal retirements
Forecast Reserve Margin (PJM October 2014)
• PJM forecasts a declining Reserve Margin through 2018, which may improve forward prices
• Brattle estimates energy prices could rise at least $3-4/MWh from today’s prices
*PJM AS OF DECEMBER 23, 2014
SOURCE OF CHART DATA:  PJM
Cumulative Generation Retirements*

Competitive Advantage:
Heat Rate Diversity &
Flexible Dispatch
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Bergen 1
Mercer 1, 2
Bergen 2
Peach
Bottom
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Sewaren 6
Linden 5-8 / Essex 9
National Park
Salem 3
Bergen 3
Mercer 3
Sewaren 1-4
Burlington 12
Yards Creek
Base Load Units Peaking Units Load Following Units
Kearny 9-12-13-14
Nuclear
Coal
Coal/Gas
Combined Cycle (gas/oil)
Steam (gas/oil)
Combustion Turbine / Pumped Storage
(gas/oil)
PJM Dispatch Curve

Competitive/Sustainable Advantage:
PSEG expanding supply of low-cost Marcellus gas
PSEG plans to invest $100 - $120 million in
the to-be-constructed PennEast Pipeline, a
105.5 mile pipeline that would bring gas
from eastern Pennsylvania to New Jersey
PSEG ER&T would contract for approximately
125mmcf/day of PennEast’s 1 bcf/day
capacity under a 15-year contract; other
project sponsors have committed to offtake
~500mmcf/day
PSEG and its customers would benefit from
the displacement of higher-cost, Gulf Coast
gas supply
Targeted in-service date is November 2017
Proposed PennEast Pipeline Project

Industry infrastructure build through 2018
to meet demand growth
New England 1.4 bcf/d
Southeast 6.5 bcf/d
Midwest 2.3 bcf/d
Gulf Coast  2.8 bcf/d
New investment
will increase pipeline
takeaway capacity
from low-cost
Marcellus and Utica
shale basins to
meet demand in the
South and Midwest
NJ/NY 1.4 bcf/d

$100
$90
$80
$70
$60
$50
$40
$30
$/MWh
1/1/2015
4/1/2015
7/1/2015
10/1/2015
1/1/2016
4/1/2016
7/1/2016
10/1/2016
1/1/2017
4/1/2017
7/1/2017
10/1/2017
PSEG On Peak
WEST On Peak
PSEG ATC
WEST ATC

PSEG

Sustainable Advantage: Forward power curves
indicate PSEG Zone retains premium price
* MARKET AS OF DECEMBER 17, 2014
SOURCE: ICE/BROKER QUOTES
Growing importance of the winter peak has influenced PJM reliability planning
… with supportive implications for price formation
Monthly Power Price Summary*

Current plant locations
Bethlehem Energy Center (Albany)
Bridgeport
New Haven
Shale Supply 0.6 BCF/D
Hudson
Yards Creek
Keystone
Conemaugh
Mercer
Peach Bottom
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Hope Creek
Salem
Burlington
National Park
Storage 0.9 BCF/D
Gulf Coast Supply 0.7 BCF/D

PSEG

74 Competitive Advantage: PSEG’s extensive gas asset portfolio gives unparalleled access to Marcellus Shale gas

$8
$7
$6
$5
$4
$3
$2
$1
$-
06/01/13
07/01/13
08/01/13
09/01/13
10/01/13
11/01/13
12/01/13
01/01/14
02/01/14
03/01/14
04/01/14
05/01/14
06/01/14
07/01/14
08/01/14
09/01/14
10/01/14
11/01/14
12/01/14
Henry Hub
Leidy-Transco (Marcellus)
Market Prices for Natural Gas
Access to Lower Cost Shale Gas in Marcellus and Utica

PSEG

Competitive Advantage:
In 2014, ~40% of Power’s
gas for generation comes from Marcellus
• Our Combined Cycle and Peaking assets have been able to take advantage of locational gas price volatility driven by production and logistical constraints
• Lower cost shale supply provides additional savings during periods of lower residential gas demand
Spot Natural Gas Prices:  June 2013 – December 2014*
* AS OF DECEMBER 17, 2014

$/MWh
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
2011
2012
2013
2014 F
2015 F
2016 F
2017 F
2018 F

$/MWh
$20
$15
$10
$5
$-
$(5)
$(10)
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14
Nov-14

$/MWh
$400
$300
$200
$100
$-
$(100)
$(200)
$(300)
$(400)
$(500)
$(600)
1/1/2013
4/1/2013
7/1/2013
10/1/2013
1/1/2014
4/1/2014
7/1/2014
10/1/2014

PSEG

Competitive Advantage:
Locational advantage
from short term basis volatility
$37
-
$38
$39
-
$40
ANNUAL FORWARD (F) BASIS TO PJM-WEST AS OF DECEMBER 17, 2014,  2014F INCLUDES HISTORY AND FORWARDS.
•
Annual basis benefits baseload
units
•
Intermediate units flexible to
seasonal opportunities
•
Combined Cycle and Peaking units
positioned to optimize daily and
hourly volatility
PS Zone On Peak Annual Basis to PJM-W PS Zone Day Ahead On Peak Monthly Basis to PJM-W
PS Zone Real Time On Peak Hourly Basis to PJM-W

Sustainable Advantage:
BGS Auction provides
excellent opportunity to forward hedge our generation
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
BGS sales account for about a quarter of our forward portfolio of hedges
3 Year Average
Round the Clock
PJM West
Forward Energy
Price
$/MWH; BGS PRICES REFLECT PSE&G ZONE; RESULTS FOR 2012-2014 ARE THE NEW BLENDED PRICES BEGINNING JUNE 1, 2014.

Oct-Dec
2014 2015 2016
Volume TWh 8 36 36
Base Load
% Hedged 100% 100% 55-60%
(Nuclear and Base Load Coal)
Price $/MWh $49 $50 $49
Volume TWh 5 21 21
Intermediate Coal, Combined
% Hedged 50-55% 5-10% 0%
Cycle, Peaking
Price $/MWh $49 $50 $49
Volume TWh 13 55-57 55-57
Total
% Hedged 80-85% 65-70% 35-40%
Price $/MWh $49 $50 $49
Sustainable Advantage: Hedging strategy
designed to protect gross margin while leveraging the portfolio
HEDGE PERCENTAGES AND PRICES AS OF SEPTEMBER 30, 2014. REVENUES OF FULL REQUIREMENT LOAD DEALS BASED ON CONTRACT PRICE, INCLUDING RENEWABLE
ENERGY CREDITS, ANCILLARY, AND TRANSMISSION COMPONENTS BUT EXCLUDING CAPACITY. HEDGES INCLUDE POSITIONS WITH MTM ACCOUNTING TREATMENT AND
OPTIONS.   EXCLUDES SOLAR AND KALAELOA.

2017/2018 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities
• Environmental Retirements • New Build/Cost of New Entry
• Minimum Offer Price Rule • Demand Response
Sustainable Advantage:
PJM’s capacity market
continues to recognize locational value
*PSEG POWER’S AVERAGE PRICES AND CLEARED CAPACITY (MW) REFLECT BASE AND INCREMENTAL
RPM AUCTION RESULTS. DELIVERY YEAR RUNS FROM JUNE 1 TO MAY 31 OF THE NEXT CALENDAR YEAR.
RPM Auction Results
($/MW-day)
2013 / 2014* 2014 / 2015* 2015 / 2016* 2016 / 2017* 2017 / 2018
Power’s
Average Prices
$242 $166 $166 $166 $165
Rest of Pool
Prices
$28 $126 $136 $59 $120
Power’s Cleared
Capacity (MW)
10,890 10,710 9,210 8,610 ~8,700

December 2014
PJM Expected to File Final CP Proposal

April 2015
Expected FERC Response to PJM CP Proposal

May 2015
RPM Auction for 2018/2019 Capacity Year

PJM Capacity Performance Proposal:
aims to increase electric supply reliability
Capacity performance (CP) proposal places emphasis on reliability given observed outages during times of extreme weather stress and anticipated retirements; Imposition of higher penalty structure to encourage availability
Generator availability / flexibility is key objective for units with secure fuel supply capable of meeting operating standards
Elimination of 2.5 % holdback, making all capacity resources annual products, net CONE bidding safe harbor, and the change in the demand curve (VRR)
support price formation and improve resource adequacy

PSEG Power’s Value Proposition
•
Well-positioned fleet of merchant generating assets
concentrated in PJM market
•
Advantaged by low cost structure, fuel diversity and
dispatch flexibility
•
Low environmental capital requirements
•
Capacity uprates to enhance value of nuclear and
combined cycle stations
•
Consistent hedging strategy recognizes asset flexibility
•
Continue to meet commitments and to provide
free cash flow

PSEG FINANCIAL REVIEW & OUTLOOK

Strong financial position to support our
business initiatives
2013 Financial Position
Exceeded upwardly revised 2013 earnings guidance
Pension fully funded
Strong balance sheet and upgraded credit ratings
2014 and Beyond
Continued positive earnings trend in 2014
Controlled O&M growth
Balance Sheet and Cash Flow support investments without equity issuance
Growth in PSE&G investments with contemporaneous returns
Diversified Power assets with a balanced hedge profile
Growth in PSE&G Cash from Operations, with continued significant Cash from Operations/FFO at Power
Increased Dividend by $0.04 to annual rate of $1.48 per share for 2014
Opportunity for consistent and sustainable dividend growth

Exceeded upwardly revised guidance
in both businesses
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013
PSE&G $528 $612
PSEG Power $663 $710
Other $45 ($13)
Operating Earnings $1,236 $1,309
Operating EPS* $2.44 $2.58
Upwardly Revised Earnings Guidance (Nov 2013) $2.40 - $2.55
Earnings Guidance (Feb 2013) $2.25 - $2.50
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER.

[redacted]

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ in Billions)
PSE&G Net Debt ~$0.6B
Parent Capital Contribution ~$0.1B

PSE&G Cash
from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
In 2013, PSE&G invested over $2B, using $1.4B of
internally generated cash flow and debt, while maintaining its capital structure
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
Cash ~$0.1B
PSE&G 2013 Cash Flows

$4.0
$3.0
$2.0
$1.0
$0.0
($Billions)
Sources
Uses

PSEG

In 2013, Power’s Free Cash Flow supported PSE&G’s
capital program and shareholder dividend
Power
Cash from Ops
~$1.3B
PSE&G
Cash from Ops
(1)
~$1.4B
PSE&G
Capital
Investment
~$2.2B
Power
Capital
Investment
~$0.6B
Shareholder
Dividend
~$0.7B
Net Debt
Issuances
~$0.7B
PSEG Consolidated
2013 Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$220 MILLION.
(2) OTHER CASH FLOW INCLUDES HOLDINGS NET CASH FLOW AND PARENT CASH.
Other
Cash Flow
(2)
~$0.1B

[redacted]

~$0.9B
~$1.1B
~$0.3B
~$0.8B
~$4.3B
~$1.0B
~$8.4B

PSEG growth spend, including Energy Strong, of ~$6.4B
represents ~76% of total investment
PSEG 2014 – 2016E Capital Investment
Power & Other
Maintenance
PSE&G
Distribution
Maintenance
Power
Growth
PSE&G
Transmission
Growth
PSE&G
Solar and
New Business
PSE&G
Energy
Strong
Approved Growth Investment ~$6.4B
E = ESTIMATE; CAPITAL INCLUDES AFUDC AND IDC.
DATA AS OF MARCH 31, 2014.
PSEG
Planned
Spend
Maintenance ~$2B

PSE&G’s Capital Program drives double-digit
growth in rate base and earnings over the 2013 to 2016 period
2013 – 2016E Rate Base CAGR Growth of ~12%
Distribution
Transmission
~$10.4B
~$14.6B
~$6.6B
~$3.8B
~$2.7B
~$6.5B
~$0.5B
~$1.0B
~$8.1B
2013
Rate Base
2016E
Rate Base
Transmission
Growth
Energy
Strong
Solar and
New Business
E = ESTIMATE.    DATA AS OF MARCH 31, 2014.

PSE&G’s Cash from Operations and Power’s Free Cash Flow
support growth investments without the need for new equity
PSE&G
Net Debt
2014 – 2016E
PSEG Sources and Uses
(1) PSE&G CASH FROM OPERATIONS ADJUSTS FOR SECURITIZATION PRINCIPAL REPAYMENTS OF ~$500M FROM 2014-2016
(2) OTHER CASH FLOW INCLUDES PSEG LI, HOLDINGS NET CASH FLOW, CASH, AND SHORT TERM DEBT
PSE&G
Cash from Ops
(1)
PSE&G
Capital
Investment
With Energy Strong
Shareholder
Dividend
Power
Cash from Ops
Other
Cash Flow
(2)
Power Net
Debt
Power
Capital
Investment
E = ESTIMATE.        DATA AS OF MARCH 31, 2014.

Power’s key credit metric
supports incremental
investment opportunities
PSEG Power
Funds From Operations /
Debt
2014-2016E
Average
Increased contribution to earnings from the more
stable regulated business allows us to reset
Power’s FFO/Debt threshold from 35% to 30%,
providing additional financial flexibility
Power’s annual Cash From Operations and Funds
From Operations each average ~$1.1B over the
2014 to 2016 period supported by:
-
Capacity Revenues
-
Hedged Generation
-
O&M Control
Financial strength can be used to pursue future
growth in both businesses beyond current plans
E = ESTIMATE.  DATA AS OF MARCH 31, 2014.

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($Billions)
$4.36B
~$0.15B
~$0.86B
~($0.25B)
$5.12B

PSEG

Pension: Our Long Term Asset allocation
strategy resulted in a ~17% increase in pension assets during
2013
Trust Assets
12/31/2012
Cash
Contributions
Investment
Return
Gross Benefits
Paid
Trust Assets
12/31/2013
PBO Funded
Ratio
83% Fully Funded Pension 106%

Improving Operating Earnings
and increased contribution from PSE&G
PSEG Operating Earnings
$ Millions (except EPS) 2012 2013 2014E
PSE&G $528 $612 $710 - $745
PSEG Power $663 $710 $575 - $610
Enterprise/Other $45 ($13) $35 - $40
Operating Earnings* $1,236 $1,309 $1,320 - $1,395
Operating EPS* $2.44 $2.58 $2.60 - $2.75
Regulated % of Earnings 43% 47% 53% - 54%
*SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET  INCOME TO RECONCILE TO OPERATING EARNINGS.
NOTE: 2012 OPERATING EARNINGS RE-STATED FOR TRANSFER OF ASSETS FROM PSEG HOLDINGS TO PSEG POWER. E=ESTIMATE.

$1.33
$1.37
$1.37
$1.42
$1.44
$1.48
$1.40
$1.20
$1.00
$0.80
$0.60
($/Share)
2009
2010
2011
2012
2013
2014E

PSEG

PSE&G
EPS
$1.47
$1.40
Annual Dividend Per Share
(10 YEAR HISTORICAL CAGR ~3%)
(1) THE 2014 PAYOUT RATIO IS BASED ON THE MIDPOINT OF PSEG'S 2014 OPERATING EARNINGS GUIDANCE OF $2.60-$2.75E PER SHARE. SEE SLIDE A FOR ITEMS
EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Opportunity
for
consistent and sustainable
dividend growth supported by strong cash flow from both
businesses
2.8% increase
Payout Ratio 43% 44% 50% 58% 56% 55%
(1)
E = ESTIMATE
$1.60

PSEG’s longer-term outlook is influenced by
Power’s hedge position and increased investment at PSE&G
2015E
2016E
Each $0.75/mcf Change in Natural Gas
Each $2/MWh Change in Spark Spread
Each $5/MWh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales
Electric
Gas
Each 1% Change in O&M
Each 10 basis point Change in Distribution ROE
Each 10 basis point Change in Transmission ROE
$0.01
$0.01
$0.01
$0.01
<$0.01
<$0.01
$0.07-$0.10
$0.05
$0.04
$0.01
$0.00-$0.02
$0.05
$0.02
$0.01
$0.01
$0.01
$0.01
$0.01
<$0.01
<$0.01
Sensitivities derived from typical annual market variability*
* Estimated annual variability approximating one standard deviation based on 2011 – 2013 historical data and forward curve estimates applied to PSEG Power open positions.
E = ESTIMATE.    POWER EARNINGS SENSITIVITIES UPDATED FOR OCTOBER 31, 2014 PRICE CURVES.

PSE&G APPENDIX

$200.00
$150.00
$100.00
$50.00
$0.00
Dist O&M/Customer
Median $110.65
Median 88.1
PSE&G
0
20
40
60
80
100
120
140
160
180
200
SAIDI

PSEG

PSE&G provides high reliability at below
average cost which creates superior value to customers
SAIDI = SYSTEM AVERAGE INTERRUPTION DURATION INDEX, A MEASURE OF AVERAGE OUTAGE DURATION FOR ALL CUSTOMERS SERVED.

$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Dist O&M / Dth
Median: $0.72
PSE&G
Median: 98.4%
78.0%
80.0%
82.0%
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
98.0%
100.0%
Leak Response Rate

PSEG

97 PSE&G prioritizes public safety while maintaining value to customers LEAK RESPONSE RATE = PERCENTAGE OF UTILITY RESPONSES TO REPORTED LEAKS WITHIN ONE HOUR.

PSEG POWER AND ER&T APPENDIX

99 Nuclear fuel needs have been hedged through 2016 Anticipated Nuclear Fuel Cost Hedged $0 $5 $10 2014 2015 2016 ($/MWh)

Power’s coal hedging reflects 2014 supply
matched with 2014 sales
Contracted Coal
Station Coal Type
Pricing
($/MWh)*
Comments
Bridgeport
Harbor
Adaro Low $40’s
Higher price,
lower BTU,
enviro coal
Hudson CAPP Mid $40’s
Coal/Gas
Fuel
Flexibility
Mercer
Metallurgical
CAPP/NAPP
Low $40’s
More limited
segment of
coal market
Keystone NAPP Mid $20’s
Prices
steady
Conemaugh NAPP Mid $20’s
Prices
steady
% Hedged
(left scale)
$/MWh
(right scale)
*COMMODITY PLUS TRANSPORTATION.

The full requirements BGS rate recognizes the
forward PJM capacity market price
Capacity Price per RPM Auction for PSEG Zone Capacity Price per BGS Tranche
2014-2015 $172 Three Year Average ($/MW-day) $172
2015-2016 $166 MW per Tranche (varies by EDC) 109
2016-2017 $178 Days per Year 365
   Three Year Average ($/MW-day) $172    Capacity Cost per Tranche 6,841,016 $
MWh per Tranche
Energy MW per Tranche (varies by EDC) 109
Hours per Year 8,768
Load Factor (varies by EDC) ~37%
MWh per Tranche, approx. 350,090
Capacity Cost per MWh $20

PSEG FINANCIAL APPENDIX

Q3 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G $  200 $  168 $  0.39 $  0.33
PSEG Power 171 221 0.34 0.43
PSEG Enterprise/Other 22 (4) 0.04  -
Operating Earnings*
$  393 $  385 $ 0.77 $ 0.76
Quarter ended September 30
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$0.76
0.06
0.04
$0.77
(0.09)
0.00
0.25
0.50
0.75
1.00
Capacity  (0.09)
Re-Contracting
& Market
Pricing  (0.04)
Weather  (0.03)
O&M  0.06
Taxes &
Other  0.01
Transmission  0.04
Electric Volume
& Demand  0.01
Weather  (0.02)
Distribution
O&M  0.02
Interest  &
Other  0.01
Q3 2014
Operating
Earnings*
Q3 2013
Operating
Earnings*
PSEG Power
PSE&G
Enterprise/
Other
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
PSEG Long Island
and Other
PSEG EPS Reconciliation
– Q3 2014 vs. Q3 2013

Year to Date Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2014 2013 2014 2013
PSE&G $  565 $  468 $  1.11 $  0.92
PSEG Power 551 595 1.09 1.17
PSEG Enterprise/Other 37 (2) 0.07 -
Operating Earnings*
$  1,153 $  1,061 $  2.27 $  2.09
Nine months ended September 30
* SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.

$2.09
0.19
0.07
$2.27
(0.08)
0.00
0.50
1.00
1.50
2.00
2.50
YTD 2014
Operating
Earnings*
YTD 2013
Operating
Earnings*
Capacity  0.05
Re-Contracting
& Market Pricing
(0.07)
Weather  (0.03)
Lower Volume  (0.01)
O&M  (0.02)
D&A, Taxes
and Other  0.00
PSEG Power**
Transmission  0.10
Gas Volume,
Demand & Other
Revenue  0.03
Electric Volume
& Demand  0.01
Weather  (0.02)
Distribution
O&M  0.04
Lower Interest Expense &
Other  0.03
PSE&G
** Enterprise/
Other
PSEG Long Island
And Other
*
SEE SLIDE B FOR ITEMS EXCLUDED FROM NET INCOME TO RECONCILE TO OPERATING EARNINGS.
**
PRIOR QUARTER RESULTS FOR RECONCILING ITEMS MAY NOT ADD TO YEAR-TO-DATE (YTD) TOTALS DUE TO ROUNDING.
PSEG EPS Reconciliation
– YTD 2014 vs. YTD 2013

September 30, 2014
$ Billions  PSEG PSE&G Power
Cash and Cash Equivalents $0.7 $0.3 $0.0
Short Term Debt $0.0 $0.0 N/A
Long Term Debt
(2)
8.6 6.1 2.5
Common Equity 12.1 6.6 5.5
Total Capitalization $20.7 $12.7 $8.0
Total Debt / Capitalization 42% 48% 32%
PSE&G Regulated Equity Ratio
(1)
51.8%
Our balance sheet remains strong
(1) REGULATED EQUITY RATIO INCLUDES CUSTOMER DEPOSITS OF ~$97 MILLION AND EXCLUDES SHORT-TERM DEBT.
(2)   INCLUDES L-T DEBT DUE WITHIN 1 YEAR; EXCLUDES SECURITIZATION DEBT OF $326 MILLION AND
NON-RECOURSE DEBT OF $16 MILLION.

Company	Facility	Expiration Date	Total Facility	Usage	Available Liquidity
				($Millions)	
PSE&G	5-year Credit Facility	Mar-18	$600 [1]	$14	$586
PSEG / Power	5-Year Credit Facility (Power)	Apr-19	$1,600	$76	$1,524
	5-Year Credit Facility (Power)	Mar-18	$1,000 [2]	$0	$1,000
	5-Year Bilateral (Power)	Sep-15	$100	$100	$0
	5-year Credit Facility (PSEG)	Apr-19	$500	$8	$492
	5-year Credit Facility (PSEG)	Mar-18	$500 [3]	$0	$500
		Total	$4,300	$198	$4,102
				PSEG Money Pool ST Investment	$374
				PSE&G ST Investment	$293
				Total Liquidity Available	**$4,769**
				Total Parent / Power Liquidity	**$3,890**

1 PSE&G Facility to be reduced by $29M on April 15, 2016

2 Power Facility to be reduced by $48M on April 15, 2016

3 PSEG Facility to be reduced by $23M on April 15, 2016

PSEG

108 PSEG Liquidity as of September 30, 2014

PSEG Energy Holdings
Investment Portfolio
Equipment
Investment Balance*
at 9/30/2014
($ millions)
Merchant Energy Leases
NRG REMA
Keystone, Conemaugh & Shawville (PA)
3 coal-fired plants (1,162 equity MW)
$345
NRG Energy/Midwest Gen **
Powerton & Joliet Generating Stations (IL)
2 coal-fired generating facilities (1,640 equity MW)
$218
Regulated Energy Leases
Merrill Creek Reservoir in NJ  (PECO, MetEd, Delmarva Power & Light)
$197
Grand Gulf Nuclear station in Mississippi (175 equity MW)
Real Estate Leveraged Leases GM Renaissance Center; Wal-Marts; E-D (shopping) Centers $73
Real Estate Operating Leases Office Towers, Shopping Centers - 28 properties $57
Generation Legacy Assets GWF (in wind down stage), Bridgewater, GSOE  $3
Other Land & Receivables $5
Total Holdings Investments $898
*BOOK BALANCE EXCLUDING DEFERRED TAX ACCOUNTS.
**EME AND ITS SUBSIDIARIES FILED CHAPTER 11 BANKRUPTCY ON 12/17/2012.
ON APRIL 1,2014, EME WAS ACQUIRED BY NRG; ALL MONETARY DEFAULTS WERE CURED AT CLOSING
WITH NO CHANGE TO HOLDINGS’
STATED EQUITY VALUE.

Strong, full year
2013 operating earnings delivered
*
SEE SLIDE A FOR ITEMS EXCLUDED FROM INCOME FROM CONTINUING OPERATIONS/NET INCOME TO RECONCILE TO OPERATING EARNINGS.
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power $  710 $  663  $  1.40 $  1.31
PSE&G 612 528 1.21 1.04
PSEG Enterprise/Other (13) 45 (0.03) 0.09
Operating Earnings* $  1,309  $  1,236 $  2.58 $  2.44
Twelve Months ended December 31

A
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.
2013 2012 2011 2010 2009 2008
Earnings Impact ($ Millions)
Operating Earnings 1,309 $             1,236 $        1,389 $        1,584 $           1,567 $        1,478 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 40                      52                50                46                   9                  (71)
Gain (Loss) on Mark-to-Market (MTM) (a) (PSEG Power) (74)                   (10)               107              (1)                   (11)               14
Lease Transaction Activity (PSEG Enterprise/Other) -                        36                (173)             -                      29                (490)
Storm O&M (PSEG Power) (32)                   (39)               -                   -                      -                   -
Market Transition Charge Refund (PSE&G) -                        -                   -                   (72)                 -                   -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-                        -                   34                -                      -                   (13)
Income from Continuing Operations 1,243 $             1,275 $        1,407 $        1,557 $           1,594 $        918 $
Discontinued Operations -                   -               96                7                      (2)                 270
Net Income 1,243 $             1,275 $        1,503 $        1,564 $           1,592 $        1,188 $
Fully Diluted Average Shares Outstanding (in Millions)
508                   507              507              507                 507              508
Per Share Impact (Diluted)
Operating Earnings 2.58 $               2.44 $          2.74 $          3.12 $             3.09 $          2.91 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08                  0.10             0.10             0.09                0.02             (0.14)
Gain (Loss) on MTM (a) (PSEG Power) (0.14)                (0.02)            0.21             -                 (0.02)            0.03
Lease Transaction Activity (PSEG Enterprise/Other) -                   0.07             (0.34)            -                 0.05             (0.96)
Storm O&M (PSEG Power) (0.07)                (0.08)            -               -                 -               -
Market Transition Charge Refund (PSE&G) -                   -               -               (0.14)              -               -
Gain (Loss) on Asset Sales and Impairments (PSEG Enterprise/Other)
-                   -               0.06             -                 -               (0.03)
Income from Continuing Operations 2.45 $               2.51 $          2.77 $          3.07 $             3.14 $          1.81 $
Discontinued Operations -                   -               0.19             0.01                -               0.53
Net Income 2.45 $               2.51 $          2.96 $          3.08 $             3.14 $          2.34 $
For the Year Ended
December 31,
(Unaudited)
Reconciling Items, net of tax
(a)
Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

B
2014 2013 2014 2013 2013 2012
Earnings Impact ($ Millions)
Operating Earnings 393 $              385 $           1,153 $           1,061 $        1,309 $           1,236 $
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 17                   12                40                   29                40                   52
Gain (Loss) on Mark-to-Market (MTM) (a) (PSEG Power) 36                   3                  (138)               (22)               (74)                 (10)
Lease Related Activity (PSEG Enterprise/Other) -                       -                   -                      -                   -                      36
Storm O&M, net of insurance recoveries (PSEG Power) (2)                     (10)               (13)                 (25)               (32)                 (39)
Net Income 444 $              390 $           1,042 $           1,043 $        1,243 $           1,275 $
Fully Diluted Average Shares Outstanding (in Millions)
507                 508              507                 507              508                 507
Per Share Impact (Diluted)
Operating Earnings 0.77 $             0.76 $          2.27 $             2.09 $          2.58 $             2.44 $
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.04                0.02             0.08                0.06             0.08                0.10
Gain (Loss) on MTM (a) (PSEG Power) 0.07                0.01             (0.27)              (0.04)            (0.14)              (0.02)
Lease Related Activity (PSEG Enterprise/Other) -                  -               -                 -               -                 0.07
Storm O&M, net of insurance recoveries (PSEG Power) (0.01)               (0.02)            (0.03)              (0.05)            (0.07)              (0.08)
Net Income 0.87 $             0.77 $          2.05 $             2.06 $          2.45 $             2.51 $
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items, net of tax
Three Months Ended Nine Months Ended Year Ended
September 30, September 30, December 31,
(Unaudited)
Items Excluded from Income from Continuing
Operations/Net Income to Reconcile to Operating Earnings
PLEASE SEE PAGE 3 FOR AN EXPLANATION OF PSEG’S USE OF OPERATING EARNINGS AS A NON-GAAP FINANCIAL MEASURE AND HOW IT
DIFFERS FROM NET INCOME.